Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	22,241.96
Total Transaction Valuation	161,056,921.99
Total Offset Amount	0.00
Net Fee	$ 22,241.96